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                          JOINT VENTURE AGREEMENT (JVA)

Beijing Telecom (hereafter referred to as Party A) and Asia Media Communication, Ltd (MyWeb-inc, hereafter referred to as Party B), will jointly promote and develop the internet television project and information services. To achieve this objective, both parties have agreed to the following:

(1)  The responsibilities and tasks of both parties

     A.  Party A's responsibilities and tasks

         1. Party A agrees to provide Party B a [***] disk space in ChinaNet's information services server for Party B to develop internet information services.

         2. Party A agrees to provide Party B a MyWeb Hot Link banner at a visible position on the ChinaNet main page and, at the same time, support Party B in promoting MyWeb Online Services.

         3. Party A agrees to provide promotion and marketing strategies to support Party B in penetrating the Beijing market. Party A will also utilize its online service to promote rental or sales of Party B's MyWeb Set Top Boxes.

         4. Party A agrees to coordinate with Party B to complete installation, renewal and editing of information.

         5.   Party A agrees to provide remote editing of information services.

         6. Party A reserve the right to check/review the information content from Party B.

     B.  Party B's responsibilities and tasks

         1. Party B agrees to adhere to the "People's Republic of Chinese Information Network International Rules" and the law of the People's Republic of China.

              Party B is not allowed to carry out any illegal activities. Overall/general rules are as follows:
              - Forbidden to publish any content related to national secrets and security.
              - Forbidden to publish any content related to superstitious and pornographic material.
              - Forbidden to publish any content which are against the national race and religious policies.
              - Forbidden to publish any content that will disturb/threaten social order, social security, moral, and infringement of personal rights.

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         2.   Party B will bear full responsibility for publishing any content which causes political, legal or economy instability.
         3.   Party B agrees to setup ChinaNet 163 and 169 into MyWeb Set Top
              Boxes.
         4. Party B agrees to install Thunderserv Server software in Beijing Telecom.
         5. Party B agrees to put Beijing Telecom Hot Link banners at a visible position on MyWeb Online Services' main page.
         6. Party B agrees to report to Party A of any additions/changes/modifications on the Website.

(2) Charges and payment method

    A.   Charges
         1.   One time testing charges :     [***]
         2.   Annual publishing charges :    [***]     , any amount exceeding
              [***] will be charged    [***]     . Party B is renting     [***]
              of space costing a total amount of      [***]     .
         3.   If the charges on Party A are adjusted, the adjustment shall not
              be more than    [***]     of the agreed charges of this agreement.

    B.   Payment method.

         Both parties have agreed that Party B can pay by "cash" or "Telegraphic Transfer".

(3) Validity of JVA

     1. The JVA will be effective on the day of the signing and any party that plans to terminate the JVA will have to submit written notice one month before the termination, subject to both parties agreeing to the termination of the JVA.

     2. Both parties agree to follow the JVA. In the event where one Party has violated any agreement in the JVA, the other Party reserves the right to terminate the JVA.

(4) This agreement will not be binding in the event of any changes to the policies, rules or regulations of the National Information Properties Policies by their top management.

(5) There are two copies of this agreement whereby each party will hold one copy. Both parties will discuss matters not covered in this agreement on another occasion.


         Party A : BEIJING TELECOM           Party B : ASIA MEDIA
                                             COMMUNICATION LTD

         /s/ illegible                       /s/ illegible
         --------------------------          -----------------------
                                             [Stamp]
                                             Asia Media Communications Ltd
                                             712 Fifth Avenue, 7th floor
                                             New York, NY 10019

         Contact Person :                    Contact Person : Wong Thean Soon
         Contact Number :                    Contact Number : (603) 966-0393

         12th April 1999                     12th April 1999


[***] Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.